UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 27, 2022

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments for Chief Executive Officer and Chief Financial Officer

On January 27, 2022, VAALCO Energy, Inc. (the “Company”) entered into amendments to the employment agreements of Mr. George Maxwell, the Company’s Chief Executive Officer, and Mr. Ronald Bain, the Company’s Chief Financial Officer, effective January 27, 2022 (together, the “Employment Agreement Amendments”). The amendments reflected in the Employment Agreement Amendments were approved by Compensation Committee of the Board of Directors of the Company.

Mr. Maxwell’s existing employment agreement, dated as of April 9, 2021 (the “Maxwell Employment Agreement”), has been amended to increase Mr. Maxwell’s annual “Incentive Target Percentage” (as defined in the Maxwell Employment Agreement) from fifty percent (50%) to one hundred percent (100%) of Mr. Maxwell’s annual base salary. In addition, the Maxwell Employment Agreement has been amended to provide that Mr. Maxwell’s annual long-term incentive award shall be increased from up to fifty percent (50%) to up to one hundred percent (100%) of Mr. Maxwell’s base salary.

Mr. Bain’s existing employment agreement, dated as of June 18, 2021 (the “Bain Employment Agreement”), has been amended to provide that Mr. Bain’s annual long-term incentive award shall be increased from up to fifty percent (50%) to up to seventy-five percent (75%) of Mr. Bain’s base salary.

Except as described above, no other changes have been made to the Maxwell Employment Agreement or the Bain Employment Agreement.

Each of the foregoing descriptions of the Employment Agreement Amendments is qualified in its entirety by reference to the full text of each of the Employment Agreement Amendments, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Employment Agreement, effective as of January 27, 2022, by and between VAALCO Energy, Inc. and George Maxwell.
10.2	Amendment No. 1 to Employment Agreement, effective as of January 27, 2022, by and between VAALCO Energy, Inc. and Ronald Bain.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: January 27, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller